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                                                                    Exhibit 23.2

                             Independent Auditors'

The Board of Directors
Evoke, Inc.:

   We consent to the use of our report included herein and to the references to our firm under the headings "Selected Financial Data" and "Experts" in the prospectus.


                                             /s/ KPMG LLP

Boulder, Colorado

April 27, 2000

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